

Investor Presentation

September 2020

inFoods | BIOMERICA

Forward looking statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this presentation (as well as information included in oral statements or other written statements made or to be made by Biomerica) contains statements that are forward-looking, including statements other than statements of historical facts; such as statements relating to intended launch dates, sales potential, significant benefits, market size, number of sufferers with IBS, prospects, new products, favorable outlook, FDA pathway, expansion, increases in productivity and margins, expected orders, leading market positions, anticipated future sales, hypothetical revenues opportunities, possible InFoods® revenue opportunities, possible FDA or other regulatory clearances, insurance reimbursement availability and amounts, physician adoption rates, physician pricing, patent protection of the InFoods® technology, frequency of patient testing or production volume of the Company, the launch or success of product and new product offerings; as well as statements relating to the Company’s COVID-19 tests including; the efficacy, results of studies testing the efficacy, FDA clearance, EUA clearance, the rapidity of testing results, uniqueness of these tests, use and commercial adoption of these tests, pricing of the Company’s test kits, domestic and international demand and orders, the Company’s manufacturing capacity, patent protection, and regulatory approvals necessary prior to commercialization of these COVID-19 tests; and, resource and other constraints on our suppliers; dependence on our third party manufacturers; dependence on international shipping carriers; governmental import/export regulations; competition from other similar products and from competitors that have significantly more financial and other resources available; governmental virus control regulations that may make it difficult or impossible for the company to maintain current operations; and any other aspect of The Company’s COVID-19 Tests. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, and accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Biomerica. Forward looking statements also include the assumptions underlying or relating to such statements. The underlying assumptions could prove to be inaccurate or known or unknown risks or uncertainties could materialize, therefore actual results could vary materially. The potential risks and uncertainties include, among others, fluctuations in the Company’s operating results due to its business model and expansion plans, downturns in international and or national economies, the Company’s ability to raise additional capital, the competitive environment in which the Company will be competing, and the Company’s dependence on strategic relationships. A further list and description of these risks, uncertainties and other factors can be found in our report on Form 10-K filed with the Securities and Exchange Commission on August 29, 2019. Any forward-looking statements made in this presentation speak only as of the date of the presentation. The Company is under no obligation to update any forward-looking statements after the date of this presentation.

Who We Are


BIOMERICA

Biomerica (Nasdaq: BMRA) approx. $90 million market capitalization*

Major customers

Walgreens | Quest Diagnostics | CVS/pharmacy | Mayo Clinic

*As of Aug 27, 2020

Specialty Diagnostics Company

New technology platform has the potential to disrupt and revolutionize a multi billion-dollar markets

- Revenue generating manufacturer with FDA cleared products
- Two FDA, CE, CFDA registered manufacturing facilities in California and Mexico. Regulatory experience taking 8 products through FDA Clearance

inFoods®

Diagnostic Guided Therapy (DGT) Approach to Treat GI Diseases

- Leveraging diagnostics expertise to transition to therapeutic applications
- Patented technology platform

Investment Highlights

Opportunity for Investors



Expecting several significant milestones over next 12 months



Milestones
1. COVID-19 antibody tests
2. InFoods® IBS Diagnostic Guided Therapy



Short time horizon for possible licensing and FDA clearance



Disciplined Share Structure: Approximately 11.7 million shares outstanding (no warrants)*



Management and Board owned: insiders own approx. 24% of the company. Insider buying



US Members of the ROME foundation are the SAB

** As of May 2020*

COVID-19 Antibody testing

Specialty Diagnostics Business

Point of Care | *Cassette & Card*

- CE marked test: Marketed in Europe and the rest of the world.
- Biomerica's rapid point of care test showed 100% sensitivity and 100% specificity (Published in Diagnostics 2020, 10, 453; July 2020)

Laboratory | *ELISA (simplified blood collection)*

- Filed for FDA Emergency Use Authorization (EUA): Differentiation in 3 key areas

1. Data submitted to the FDA under the EUA application showed zero percent cross reactivity with many common disease states as well as 100% PPV and 99.8 NPV
2. Utilizes modified spike protein: Spike protein is known to be the target of neutralizing antibodies
3. Allow simple whole blood sample collection from a finger stick once cleared by FDA.


The Test
'T' ZONE
Lines appearing in the test 'T' zone represent the presence of IgG, IgM or both IgG & IgM antibodies to SARS-CoV-2 in specimens.
Whole Blood Finger Prick
C
IgG
IgM
Positive
Negative


ELISA

InFoods® - Diagnostic Guided Therapy (DGT) to Treat Chronic Diseases

We leverage our diagnostics expertise to transition to therapeutic applications with Diagnostic Guided Therapy (DGT)
Potential to disrupt multi billion dollar markets


inFoods®

- FDA-regulated diagnostic to be used as therapy.
- Determines immunoreactivity to foods above the normal range.
- Designed to allow physicians to identify patient specific foods (e.g. eggs, milk, wheat, sugar, corn, etc.), that when removed, may alleviate or improve an individual's gastrointestinal symptoms.
- Ongoing clinical trial to show efficacy in symptom reduction.
- Clinical protocol guided by US members of the Rome Foundation, the leading organization for IBS diagnostic and treatment guidelines.

In-office DGT

Patents issued



Food	Result
A	**+ POSITIVE**
B	NEGATIVE
C	NEGATIVE
D	**+ POSITIVE**
E	NEGATIVE
F	NEGATIVE
G	NEGATIVE
H	**+ POSITIVE**
I	NEGATIVE
J	NEGATIVE
Positive for foods A, D, H (e.g. Egg, Blueberry, pork)	

InFoods® IBS Product - Irritable Bowel Syndrome

InFoods® IBS: A Multi-Billion Dollar Market. Currently in Clinical Trials

InFoods® IBS Therapy



inFoods

- First ever diagnostic guided therapy for Irritable Bowel Syndrome (IBS)
- Simple blood test to identify patient specific foods that alleviate IBS symptoms
  - No side effects because only intervention is diet modification
- Only immunoreactivity test that will have clinical validation and FDA approval for use as a therapy

InFoods® therapy helps address the problem not just the symptoms

4 patents allowed and over 90 patents filed for IBS and other indications

Short and inexpensive pathway to commercialization (licensing) compared to drugs

~40M IBS Patients in US with ~12M Actively Managed, 1/3 of Whom Have No Available Therapy

3 types of IBS


M
C
D

IBS - C **(Constipation)**

IBS - D **(Diarrhea)**

IBS - M **(Mixed)** alternates C & D

Patient Population

- ~40 million[1] IBS patients in the US
- ~13 million[2] seek physician treatment consistently



Approximately
33% C, D, M

Current drugs can only focus on 1/3 of the IBS market


M
C
D

› Current drugs can only work on IBS-C or IBS-D

No approved therapy/drug for **IBS-M**

1. Global prevalence of and risk factors for irritable bowel syndrome: a meta-analysis. *Clinical gastroenterology and hepatology*. 2012 Jul 1;10(7):712-21.
2. Irritable bowel syndrome in the United States: prevalence, symptom patterns and impact. *Alimentary pharmacology & therapeutics*. 2005 Jun;21(11):1365-75.

IBS Patients Represent a Significant Unmet Medical Need



IBS patients visit doctors 3x more than normal patients

- IBS cost is estimated at $30 billion annually in direct and indirect
- IBS sufferers incur 74% more direct healthcare costs than non-IBS sufferers



Majority of IBS patients believe that foods trigger their symptoms

- Patients desperate to know what foods are causing/exacerbating IBS pain & symptoms
- Dietary modifications (food exclusions) are recommended prior to pharmacotherapy but are limited to trial-and-error.



Recent AGA Survey (American Gastroenterological Association)

- IBS patients would give up caffeine, their cell phone, internet access, or even sex for one month for the chance to obtain a month's relief from IBS symptoms.
- **7th most common diagnosis** made by all physicians
- **Most common diagnosis made by gastroenterologists**

FDA Approved Therapies Are Expensive and Achieve Significant Sales Despite Limited Efficacy and Potentially Severe Adverse Events

Indication	Drug	FDA Approval	Treatment Response	Placebo Response	Placebo Subtracted Response	Monthly Cost*	Annualized U.S. Sales	Limitations
IBS-C	**Linzess**	2012	20% - 34%	6% - 27%	**7% - 14%**	$444	$761M**	› Diarrhea side effect (20%)
	Amitiza	2008	14%	8%	**6%**	$288	$450M**	› Indicated for women only; not studied for men
IBS-D	**Xifaxan**	2015	41%	32%	**9%**	$1763	$1,200M***	› Not for chronic use
	Viberzi	2015	25% - 30%	17%-16%	**8% - 14%**	$1,300	$177M	› Abdominal pain (secondary) endpoint not met
	Lotronex	2002	NA	NA	**13% - 20%**	$247†	$60M	› For women only › Black box warning

*Cost – per goodrx.com. Based on retail price of 30-day supply of lowest dose, **Includes CIC and IBS-C, ***Includes overt HE and IBS-D, † Generic Alosetron

Side effects can be dangerous - Lotronex carries a black box warning related to the risk of potentially serious GI events while Viberzi may cause pancreatitis in people w/o a gallbladder.

Food, the Microbiome, and GI Illness

The environment in the intestines and diet play a role in the etiology & predisposition to development of GI illness such as Irritable Bowel Syndrome (IBS).

Similar inflammatory pathways activated in Inflammatory Bowel Disease (IBD – Crohn's or Ulcerative Colitis**)**

1. Irritable Bowel Syndrome. **Enck, Paul et al.** 2016, Nature Reviews Disease Primers, 2 (16014)



Gut microbiota and proteases
Bile acid
Microbiota
Food particle
Lumen
Intestinal epithelium
Enteroendocrine cell
Tight junction
Intestinal permeability
5-HT
PAR2
Lamina propria
Mast cell tryptase
TNF
Extrinsic visceral afferent
Histamine
Proteases
Mast cell
Cytokines (IL-1, IL-4, IL-6, IL-10, IFNγ and TNF)
Lymphocytes
Histamine
Proteases
CGRP
Substance P
Enteric neuron
Macrophage
Spinal, vagal and pelvic pathways to the brain
Proteases
Visceral sensitivity
Glial cell
GDNF
Immune response

Clinical Studies Validate Immunoreactivity Based Diet Modification

Several clinical studies have validated the diet modification approach to improve IBS and IBD symptoms

Adult IBS[1]

- 150 outpatients with IBS were randomized to receive a diet excluding all foods to which they had raised IgG antibodies or a sham diet excluding the same number of foods. After 12 weeks, the true diet resulted in 26% greater reduction in symptom score than the sham diet in fully compliant patients ($p<0.001$).

Adult IBS[2]

- 25 patients with IBS (Rome II criteria) were tested for foods and those with high titres were diet excluded. Significant improvement was reported in pain severity ($p < 0.001$), pain frequency ($p = 0.034$), bloating severity ($p = 0.001$), satisfaction with bowel habits ($p = 0.004$) and effect of IBS on life in general ($p = 0.008$).

Pediatric IBD[3]

- 12 pediatric patients with mild to moderate IBD (Crohn's or UC) were given a specific carbohydrate diet (SCD). Mean CD disease activity decreased from 28.1±8.8 to 4.6±10.3, while the mean UC disease activity dropped from 28.3±23.1 to 6.7±11.6. Stool microbiome analysis showed significant changes in microbial composition after dietary change.

1. "Food elimination based on IgG antibodies in irritable bowel syndrome: a randomised controlled trial." Gut 53.10 (2004): 1459-1464.
2. "Food-specific IgG4 antibody-guided exclusion diet improves symptoms and rectal compliance in irritable bowel syndrome." Scandinavian journal of gastroenterology 40.7 (2005): 800-807.
3. "Clinical and fecal microbial changes with diet therapy in active inflammatory bowel disease." Journal of clinical gastroenterology 52.2 (2018): 155.

First-Gen Biomerica Device in IBS and IBD

Clinical studies using a first-gen Biomerica device have demonstrated improvement in IBS and IBD symptoms in trials.

IBS-D[1] (using Biomerica 1st Gen Product)

- 77 patients with 12-week specific-food exclusion diets resulted in significant improvements in abdominal pain, diarrhea frequency, abdominal distension, stool shape, general feelings of distress and total symptom score (9.06 ± 2.06 to 3.60 ± 2.58 after 12 weeks, $P<0.01$).

IBD-UC[2] (using Biomerica 1st Gen Product)

- 97 patients with UC were randomized to intervention or control. Food-specific IgG antibodies were detected in 70.1% of participants. After intervention, the Mayo score was significantly lower in the intervention group than in the control group and QoL improved after food exclusion ($P < 0.05$).

1. Guo, Hong, et al. "The value of eliminating foods according to food-specific immunoglobulin G antibodies in irritable bowel syndrome with diarrhea." Journal of International Medical Research 40.1 (2012): 204-210.
2. Jian, Liu, et al. "Food exclusion based on IgG antibodies alleviates symptoms in ulcerative colitis: a prospective study." Inflammatory bowel diseases 24.9 (2018): 1918-1925.

IBS-D: Biomerica First Gen vs Lotronex™ (FDA endpoint - Stool Frequency)


Stool Frequency. Response to Drug Therapy vs. Diet-Guided Therapy in IBS-D: Biomerica First Generation Food IgG vs. Alosetron (Lotronex™)
STOOL FREUQNCY (% CHANGE FROM BASELINE)
120%
100%
80%
60%
40%
20%
0%
0
2
4
6
8
10
12
14
WEEK
30% DROP FROM BASELINE
65% DROP FROM BASELINE
Alosetron
Food IgG

Independent studies: Ther Adv Gastroenterol 2018, Vol. 11: 1–11
J Int Med Res. 2012;40(1):204-10.

inFoods® | BIOMERICA

IBS-D: Biomerica First Gen vs Lotronex™ (FDA endpoint - Stool Shape)



Stool Consistency - Response to Drug Therapy
vs. Diet-Guided Therapy in IBS-D:
Biomerica First Generation Product vs. Alosetron (Lotronex™)
Alosetron
Biomerica First Gen
STOOL CONSISTENCY (ALOSETRON™)
STOOL SHAPE (BIOMERICA FIRST GEN PRODUCT)
WEEK
6.00
5.00
4.00
3.00
2.00
1.00
0.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0
2
4
6
8
10
12
14

Alosetron: Bristol Stool Form Scale: 1 = hard and 7 = watery.

Biomerica First Generation Product: Stool shape used the Bristol Stool Scale as its basis, scoring as:
0 points- smooth and soft feces;
1 point-soft dough, with clear edge;
2 points-paste, shapeless
3 points-watery, no solid components.

Independent studies: Ther Adv Gastroenterol 2018, Vol. 11: 1–11
J Int Med Res. 2012;40(1):204-10.

Regulatory Pathway

- FDA has indicated that the product will be evaluated as a therapy.
- FDA has determined that proposed IBS clinical study is a nonsignificant risk (NSR), which avoids the much costlier and time-consuming PMA route (No Phase I, II or III).
- Ongoing Endpoint Trial is currently enrolling patients with dual goals of identifying the best Primary Endpoint to use in the pivotal trial and further validating the platform with interim data.

IP & Data ▶ **Product Dev. R&D** ▶ **FDA Sub Q** ▶ **End Point Trial** (~9 months) ▶ **Pivotal Trial** (12 - 14 months) ▶ **Approval**

Endpoint Trial (ongoing)		Pivotal Trial
Design: double-blind randomized controlled trial of True Diet for foods with a positive immune response vs sham diet of random foods	→	**Design**: Identical to Endpoint trial
Primary Endpoint: All 9 FDA endpoints QOL, API, BSS, SSS, etc	**Identical trial** design with larger patient cohort and a single primary endpoint	**One Primary Endpoint: Selected from Endpoint trial – e.g. API**
Expected number of Patients: 180		Expected number of Patients: 500-700
IBS subtypes: **D, C & M**		IBS subtypes: **D, C & M**
Sites: Harvard BID (**enrollment completed**), Univ. of Michigan, Houston Methodist, Mayo Clinic (**enrolling**)		Sites: Harvard BID, Univ. of Michigan, Houston Methodist, Mayo Clinic
Estimated completion: ~**9 months**		Estimated completion: **12-14 months from initiation**

Development Pipeline

IP & Data → Product Dev. R&D → FDA Sub Q → End Point Trial → License Out → Pivotal Trial → Approval

Functional Gastrointestinal Disorders

- Irritable Bowel Syndrome (IBS)
- Functional Dyspepsia
- Gastroesophageal reflux disease (GERD)

Gastrointestinal Diseases

- Ulcerative Colitis
- Crohn's

Other Chronic Inflammatory Diseases

- Migraines
- Osteoarthritis Arthritis

Scientific Advisory Board



DOUGLAS DROSSMAN, MD
- President Emeritus, Rome Foundation
- Co-Director Emeritus, UNC Center for Functional GI and Motility Disorders
- PI for Linzess®



LIN CHANG, MD
- Professor of Medicine, UCLA, Division of Digestive Diseases
- Rome Board member
- Worked on study for Xifaxan®



WILLIAM CHEY, MD, AGAF, FACG, FACP
- Professor GI & Nutrition Sciences, Univ. of Michigan
- Rome Board member
- Co-Director Michigan Bowel Program
- PI for Linzess®, Viberzi®, Xifaxan®



WILLIAM WHITEHEAD, PHD
- Director, UNC Center for Functional GI and Motility Disorders



ANTHONY LEMBO, MD
- Harvard Medical & Beth Israel Deaconess Medical Center
- Serves on FDA GI advisory panel
- PI for Linzess® , Viberzi®

SAB: Key Members of the Rome Foundation-Expertise on IBS Clinical Trials

ROME foundation
(Leading IBS organization)

- Leading independent non-profit organization focused on creating scientific data and educational information to assist in the diagnosis and treatment of functional gastrointestinal disorders, including IBS
- Rome creates the diagnostic criteria that FDA and physicians use to define an IBS patient, in addition to treatment guidelines

Dr. Doug Drossman
(SAB Chair)

- Dr. Doug Drossman (President Emeritus of the ROME foundation) is one of the foremost opinion leaders in IBS
  - Chair of Rome since 1989
  - Participated in 50+ Clinical Studies for IBS

Key expertise on IBS clinical trials

- SAB members were the PI's on clinical trials for multiple approved drugs, including Linzess®, Viberzi®, and Xifaxan®
- Two other Board members are on the Board of Rome
- Anthony Lembo serves on FDA GI advisory panel


Special Issue
Gastroenterology
www.gastrojournal.org
Volume 150 Number 6
May 2016
Rome IV
Functional Gastrointestinal Disorders:
Disorders of Gut-Brain Interaction

InFoods® Advantages

Rx Drugs only treat symptoms not the underlying cause

InFoods® focuses on underlying cause of IBS

Reimbursement to physicians
- Drugs = $0
- Diagnostic = Large practice revenue potential
  CPT insurance reimbursement code already exists

Ability to use on all types of IBS
- Targets 100% of the IBS market
- Would be the only therapeutic option for IBS-M

Can be used as combination therapy with drugs
- Possibilities for Pharma collaborations to develop best practice treatment, incentivized by guideline inclusion.

Recurring revenue potential
- Problem foods change in patients, which could require testing up to 2-3 times per year

Potential Market for InFoods®

US Market

- ~40M IBS patients in the US, 12% of the population[1]
- 28% of IBS patients seek physician treatment, translating to an immediately addressable market of ~12M patients[2]
- In a recent survey[3], primary care physicians estimated using InFoods® therapy on >90% of their IBS patients
- Significant market growth potential if a safe and effective therapy is available

Global Market


US[1] 12%
UK[4] 22%
CHINA[4] 22%
JAPAN[4] 25%
BRAZIL[4] 25%

1. Global prevalence of and risk factors for irritable bowel syndrome: a meta-analysis. *Clinical gastroenterology and hepatology*. 2012 Jul 1;10(7):712-21.
2. Irritable bowel syndrome in the United States: prevalence, symptom patterns and impact. *Alimentary pharmacology & therapeutics*. 2005 Jun;21(11):1365-75.
3. Independent marketing research company
4. Aliment Pharmacol Ther. 2005;21(11):1365-1375.

Summary



Expecting significant milestones over next 12 months

1. COVID-19
2. InFoods® IBS

New InFoods® IBS therapy – identify foods that can alleviate IBS

- **Key differentiation**
- Reimbursement to Physician
- A therapy that could replace or be combined with drug treatment
- Treats the cause not the symptom
- No side effects
- Access to entire IBS market, not just a subset - Only option for IBS-M





Leading Opinion Leaders in IBS on SAB guiding clinical studies

Rome Foundation Members

IBS market is a multi-billion dollar potential opportunity





Legacy business provides growth opportunities & floor for valuation